Exhibit 99.1
-MORE-
Contacts:
Sherman

Miller,

President

and

CEO
Max

P.

Bowman,

Vice

President

and

CFO
(601)

948-6813
CAL-MAINE FOODS REPORTS RESULTS
FOR THIRD QUARTER FISCAL 2023
ANNOUNCES QUARTERLY CASH DIVIDEND OF $2.20 PER SHARE
RIDGELAND,

Miss.

(March

28,

2023)

-

Cal-Maine

Foods,

Inc.

(NASDAQ:

CALM)

(“Cal-Maine
Foods”

or

the

“Company”),

the

largest

producer

and

distributor

of

fresh

shell

eggs

in

the

United
States,

today

reported

results

for

the

third

quarter

of

fiscal

2023

(thirteen

weeks)

ended

February
25,

2023.

Third Quarter Fiscal 2023 Highlights
●
Quarterly

net

sales

of

$997.5

million,

driven

by

strong

conventional

egg

prices

●
Quarterly

net

income

of

$323.2

million,

or

$6.64

per

basic

and

$6.62

per

diluted

common
share
●
Cash

dividend

of

$107.7

million,

or

$2.20

per

share,

pursuant

to

the

Company’s
established

dividend

policy
Overview
Sherman

Miller,

president

and

chief

executive

officer

of

Cal-Maine

Foods,

Inc.

stated,

“Cal-
Maine

Foods

delivered

a

solid

performance

for

the

third

quarter

of

fiscal

2023.

Our

results

are
reflective

of

a

dynamic

market

environment

with

higher

average

selling

prices

and

favorable
demand.

Elevated

market

pricing

continues,

primarily

due

to

the

impact

of

the

ongoing

epidemic
of

highly

pathogenic

avian

influenza

(“HPAI”),

which

has

significantly

reduced

the

nation’s

egg-
laying

capacity.

At

the

same

time,

consumer

demand

for

shell

eggs

remained

robust

in

the

third
quarter,

which

included

the

peak

winter

holiday

season.

We

are

grateful

that

the

Cal-Maine

Foods’
team

delivered

more

eggs

to

meet

the

needs

of

our

customers

during

the

quarter

and

continued

to
successfully

focus

on

our

goal

of

expanding

our

specialty

egg

production

capacity.

“The

domestic

egg

market

has

always

been

intensely

competitive

and

highly

volatile

even
under

normal

market

circumstances.

At

Cal-Maine

Foods,

we

sell

our

eggs

to

a

diverse

group

of
retail

customers,

including

national

and

regional

grocery

chains,

club

stores,

companies

that

supply
to

independent

supermarkets,

food

service

distributors

and

egg

product

customers.

The

majority
of

our

conventional

eggs

are

sold

based

on

market

quotes

published

by

Urner

Barry,

an
independent,

third-party

market

reporter.

We

are

a

producer

and

distributor

and

do

not

sell

eggs
directly

to

consumers.
“We

have

worked

hard

to

respond

to

the

challenging

operating

environment,

targeting

optimal
management

of

every

aspect

of

our

business

within

our

control.

As

always,

we

are

focused

on

the
long-term,

working

within

the

proven

operating

model

that

has

served

us

well

throughout

the
various

cycles

that

characterize

our

industry.

In

combination

with

the

current

inflationary
environment,

the

HPAI

epidemic

has

created

additional

challenges

for

all

producers,

with

Cal-Maine Foods Reports Record Results for Third Quarter

2023

March 28, 2023
-MORE-
increasing

costs

and

supply

chain

disruptions.

We

are

grateful

to

our

dedicated

managers

and
employees

across

our

production

facilities

who

have

efficiently

managed

our

operations

during

this
time.

We

have

invested

substantial

capital

and

management

resources

in

our

biosecurity

measures,
and

these

investments,

along

with

our

employees’

diligent

adherence

to

our

robust

biosecurity
protocols,

have

allowed

us

to

continue

to

produce

and

bring

more

quality

eggs

to

the

market.

There
have

been

no

positive

tests

for

HPAI

at

any

Cal-Maine

Foods’

owned

or

contracted

production
facility

as

of

March

28,

2023.

Together,

we

are

committed

to

our

mission

–

to

be

the

most
sustainable

producer

and

reliable

supplier

of

fresh

shell

eggs

and

egg

products

in

the

United

States,”
added

Miller.
Sales Performance & Operating Highlights
Max

Bowman,

chief

financial

officer

of

Cal-Maine

Foods,

added,

“Our

financial

results

for
the

quarter

were

led

by

net

sales

of

$997.5

million

compared

with

$477.5

million

for

the

same

period
last

year.

Net

income

for

the

third

quarter

of

fiscal

2023

was

$323.2

million,

or

$6.62

per

diluted
share,

compared

with

$39.5

million,

or

$0.81

per

diluted

share,

for

the

third

quarter

of

fiscal

2022.

These

results

reflect

the

significantly

higher

market

prices

and

favorable

demand

boosted

by

the
busy

holiday

season.

We

remained

focused

on

disciplined

management

of

our

costs

during

the
quarter

despite

continued

inflationary

pressures

and

a

tight

labor

market.”
Conventional

egg

net

average

selling

price

per

dozen

increased

to

$3.678

for

the

third
quarter

of

fiscal

2023

compared

with

$1.458

the

prior-year

quarter.

Net

average

selling

price

for
specialty

eggs

rose

to

$2.616

per

dozen,

compared

with

$1.923

per

dozen

for

the

third

quarter

of
fiscal

2022.

Specialty

dozens

sold

were

35.7%

of

total

dozens

sold

compared

with

33.1%

in

the

prior-
year

period.
For

the

third

quarter

of

fiscal

2023,

total

dozens

sold

increased

1.3%

to

291.4

million

versus
287.7

million

in

the

prior-year

quarter,

driven

by

higher

sales

volumes

in

the

specialty

eggs

category.

Conventional

egg

volumes

sold

decreased

2.7%

compared

with

third

quarter

fiscal

2022,

while
specialty

egg

volumes

sold

increased

by

9.4%.

This

increase

in

demand

for

specialty

eggs

was

positively

affected

by

the

higher

conventional
egg

prices

as

compared

to

the

same

period

in

the

prior

year.

Conventional

egg

prices

exceeding
specialty

egg

prices

has

occurred

for

the

past

four

quarters

but

is

atypical

historically.

Cal-Maine
Foods

plans

to

continue

to

focus

on

the

expansion

of

the

Company’s

specialty

egg

production
capacity

in

line

with

changing

customer

demand.

At

the

same

time,

the

Company

understands

the
importance

of

the

continued

ability

to

provide

conventional

eggs

in

order

to

offer

customers

a
variety

of

egg

choices

with

a

long-term

goal

to

address

hunger

in

more

communities.

The

Company

reported

operating

income

of

$407.8

million

for

the

third

quarter

of

fiscal
2023

amidst

a

challenging

environment

with

higher

costs

across

various

inputs

including

feed,
labor,

packaging,

and

distribution.

Overall,

farm

production

costs

per

dozen

increased

18.2%,

or
$0.166,

compared

with

the

prior-year

period,

primarily

tied

to

significantly

higher

feed

costs.

For
the

third

quarter

of

fiscal

2023,

feed

costs

per

dozen

were

$0.679,

a

20.8%

increase

compared

with
the

third

quarter

of

fiscal

2022.

Supplies of corn and soybean remained tight relative to demand in the third

quarter of

fiscal 2023,

as evidenced

by a

low stock-to-use

ratio for

corn, due

to weather-
related shortfalls in

production and yields,

ongoing supply-chain disruptions

and the

Russia-Ukraine
war and its impact on the export markets. For fiscal 2023,

the Company expects continued corn and
soybean upward pricing pressures and further market volatility to affect feed costs.

Cal-Maine Foods Reports Record Results for Third Quarter

2023

March 28, 2023
-MORE-
13 Weeks Ended 39 Weeks Ended
February 25, 2023 February 26, 2022 February 25, 2023 February 26, 2022
Dozen Eggs Sold (000) 291,416 287,651 850,819 811,821
Conventional Dozen Eggs Sold (000) 187,357 192,511 555,045 568,511
Specialty Dozen Eggs Sold (000) 104,059 95,140 295,774 243,310
Dozen Eggs Produced (000) 263,174 264,433 782,186 757,677
% Specialty Sales (dozen) 35.7% 33.1% 34.8% 30.0%
% Specialty Sales (dollars) 28.2% 39.4% 29.6% 40.2%
Net Average Selling Price (per dozen) $ 3.298 $ 1.612 $ 2.771 $ 1.412
Net Average Selling Price Conventional
Eggs (per dozen) $ 3.678 $ 1.458 $ 2.984 $ 1.203
Net Average Selling Price Specialty
Eggs (per dozen) $ 2.616 $ 1.923 $ 2.369 $ 1.900
Feed Cost (per dozen) $ 0.679 $ 0.562 $ 0.677 $ 0.546
Product Mix & Cage-Free Eggs
As

demand

for

specialty

eggs,

particularly

cage-free

eggs,

has

evolved,

the

Company

has
focused

on

meeting

current

and

expected

customer

demand.

A

significant

number

of

Cal-Maine
Foods’

customers

previously

announced

goals

to

offer

cage-free

eggs

exclusively

on

or

before

2026.

While

some

of

these

customers

have

extended

those

timelines

to

the

end

of

2030,

the

Company’s
priority

is

to

work

with

its

customers

to

facilitate

a

smooth

transition

to

their

announced

timelines
for

cage-free

egg

sales.

Cal-Maine

Foods

has

made

significant

investments

in

its

production

and
distribution

capabilities

as

cage-free

eggs

are

expected

to

comprise

a

larger

share

of

the

Company’s
product

mix.

Cage-free

dozens

sold

increased

14.9%

in

the

third

quarter

of

fiscal

2023

as

compared
to

the

third

quarter

of

fiscal

2022.
Table Egg Supply Outlook
The

current

HPAI

epidemic

has

surpassed

the

prior

2014-2015

outbreak

in

terms

of

its
duration

and

the

number

of

affected

hens

in

the

U.S.,

and

HPAI

continues

to

circulate

throughout
the

wild

bird

population

in

the

U.S.

and

abroad.

Cal-Maine

Foods

has

followed

strict

biosecurity
protocols

across

all

locations

and

facilities

since

the

previous

outbreak

and

continues

to

closely
monitor

the

current

outbreak.

The

USDA

division

of

Animal

and

Plant

Health

Inspection

Service
(“APHIS”)

reported

on

March

27,

2023,

that

approximately

43.3

million

commercial

layer

hens

and
1.0

million

pullets

have

been

depopulated

due

to

HPAI

since

February

2022.

According

to

the

U.S.
Centers

for

Disease

Control

and

Prevention,

these

detections

do

not

present

an

immediate

public
health

concern.

Outbreaks

in

commercial

poultry

flocks

in

the

U.S.

have

most

recently

occurred
during

March

2023.

There

have

been

no

positive

tests

for

HPAI

at

any

Cal-Maine

Foods’

owned

or
contracted

production

facility

as

of

March

28,

2023.

The

Company

is

working

closely

with

federal,
state

and

local

government

officials,

and

focused

industry

groups

to

mitigate

the

risk

of

future
outbreaks,

and

effectively

manage

a

response,

if

needed.
The

Company

believes

the

HPAI

outbreak

will

continue

to

exert

downward

pressure

on

the
overall

supply

of

eggs,

and

the

duration

of

these

effects

will

depend

in

part

on

the

timing

of
replenishment

of

the

U.S.

layer

hen

flock.

Prior

to

the

outbreak

of

HPAI

in

February

2022,

the

layer
hen

flock

five-year

average

from

2017

through

2021

was

comprised

of

approximately

328

million
hens.

According

to

a

LEAP

Market

Analytics

report

dated

March

21,

2023,

the

layer

hen

inventory
is

not

projected

to

exceed

328

million

again

until

January

of

2024.

Layer

hen

numbers

reported

by

Cal-Maine Foods Reports Record Results for Third Quarter

2023

March 28, 2023
-MORE-
the

USDA

as

of

March

1,

2023,

were

312.9

million,

which

represents

a

decrease

of

3.8%

compared
with

the

layer

hen

inventory

a

year

ago.

However,

the

USDA

also

reported

that

the

hatch

from
October

2022

through

February

2023

increased

4.5%

as

compared

with

the

prior-year

period,
indicating

that

layer

flocks

may

increase

in

the

future.

Dividend Payment
For

third

quarter

of

fiscal

2023,

Cal-Maine

Foods

will

pay

a

cash

dividend

of

approximately
$2.20

per

share

to

holders

of

its

common

and

Class

A

common

stock.

Pursuant

to

Cal-Maine

Foods’
variable

dividend

policy,

for

each

quarter

in

which

the

Company

reports

net

income,

the

Company
pays

a

cash

dividend

to

shareholders

in

an

amount

equal

to

one-third

of

such

quarterly

income.
Following

a

quarter

for

which

the

Company

does

not

report

net

income,

the

Company

will

not

pay
a

dividend

with

respect

to

that

quarter

or

for

a

subsequent

profitable

quarter

until

the

Company

is
profitable

on

a

cumulative

basis

computed

from

the

date

of

the

most

recent

quarter

for

which

a
dividend

was

paid.

The

amount

paid

per

share

will

vary

based

on

the

number

of

outstanding

shares
on

the

record

date.

The

dividend

is

payable

on

May

11,

2023,

to

holders

of

record

on

April

26,

2023.
About Cal-Maine Foods
Cal-Maine

Foods,

Inc.

is

primarily

engaged

in

the

production,

grading,

packing,

marketing
and

distribution

of

fresh

shell

eggs,

including

conventional,

cage-free,

organic,

brown,

free-range,
pasture-raised

and

nutritionally

enhanced

eggs.

The

Company,

which

is

headquartered

in
Ridgeland,

Mississippi,

is

the

largest

producer

and

distributor

of

fresh

shell

eggs

in

the

United
States

and

sells

the

majority

of

its

shell

eggs

in

states

across

the

southwestern,

southeastern,

mid-
western

and

mid-Atlantic

regions

of

the

United

States.
Forward Looking Statements
Statements contained

in this

press release

that are

not historical

facts are forward-looking
statements

as

that

term is

defined

in

the

Private

Securities

Litigation

Reform

Act

of

1995.

The
forward-looking

statements

are

based

on

management’s

current

intent,

belief,

expectations,
estimates

and

projections regarding

our

company

and

our

industry.

These

statements are

not
guarantees of future

performance and

involve risks, uncertainties,

assumptions and other

factors
that are

difficult to

predict and

may be

beyond our

control. The

factors that

could cause

actual
results to

differ materially

from those

projected in

the forward-looking

statements include,

among
others, (i) the risk factors set forth in the Company’s SEC filings (including its Annual Reports on
Form 10-K, Quarterly

Reports on

Form 10-Q and

Current Reports

on Form 8-K), (ii)

the risks and
hazards

inherent

in

the

shell

egg

business

(including

disease,

pests,

weather

conditions

and
potential for

recall), including

but not

limited to

the most

recent outbreak

of highly

pathogenic
avian influenza affecting poultry

in the U.S.,

Canada and other countries

that was first

detected
in commercial

flocks in

the U.S.

in February

2022, (iii)

changes in

the demand

for and

market
prices of shell eggs

and feed costs,

(iv) our ability to

predict and meet demand

for cage-free and
other specialty eggs,

(v) risks, changes

or obligations that

could result from

our future acquisition
of

new

flocks

or

businesses

and

risks

or

changes

that

may

cause

conditions

to

completing

a
pending acquisition

not to

be met,

(vi) risks

relating to

increased costs,

rising inflation

and interest
rates,

which

generally

have

been

exacerbated

by

Russia’s

invasion

of

Ukraine

starting

in
February 2022,

(vii) our

ability to

retain existing

customers, acquire

new customers

and grow
our

product

mix

and

(viii)

adverse

results

in

pending

litigation

matters

and

(ix)

the

evolving
COVID-19

pandemic.

SEC

filings

may

be

obtained

from

the

SEC

or

the

Company’s

website
,
www.calmainefoods.com. Readers are cautioned not

to place undue reliance on forward-looking

Cal-Maine Foods Reports Record Results for Third Quarter

2023

March 28, 2023
-MORE-
statements because, while

we believe

the assumptions on

which the

forward-looking statements
are based are

reasonable, there can

be no assurance

that these forward-looking

statements will
prove to be accurate.

Further, the forward-looking statements included herein are

only made as
of the

respective dates

thereof, or

if no

date is

stated, as

of the

date hereof.

Except as

otherwise
required by

law, we

disclaim any

intent or

obligation to

publicly update

these forward-looking
statements, whether as a result of new information, future events or otherwise.

Cal-Maine Foods Reports Record Results for Third Quarter

2023

March 28, 2023
-MORE-
CAL-MAINE FOODS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)
(In

thousands,

except

per

share

amounts)
SUMMARY STATEMENTS OF OPERATIONS
13 Weeks Ended 39 Weeks Ended
February 25, 2023 February 26, 2022 February 25, 2023 February 26, 2022
Net sales $ 997,493 $ 477,485 $ 2,457,537 $ 1,184,195
Cost of sales 534,467 385,903 1,459,172 1,042,221
Gross profit 463,026 91,582 998,365 141,974
Selling, general and administrative 58,489 52,686 170,048 146,991
Insurance recoveries (3,220) (1,095) (3,220) (3,225)
(Gain) loss on disposal of fixed assets (26) 421 36 370
Operating income (loss) 407,783 39,570 831,501 (2,162)
Other income, net 17,104 13,478 21,134 21,814
Income before income taxes 424,887 53,048 852,635 19,652
Income tax expense (benefit) 102,118 13,594 206,438 (2,921)
Net income 322,769 39,454 646,197 22,573
Less: Loss attributable to noncontrolling
interest (450) (63) (896) (91)
Net income attributable to Cal-Maine
Foods, Inc. $ 323,219 $ 39,517 $ 647,093 $ 22,664
Net income per common share:
Basic $ 6.64 $ 0.81 $ 13.31 $ 0.46
Diluted $ 6.62 $ 0.81 $ 13.25 $ 0.46
Weighted average shares outstanding:
Basic 48,653 48,886 48,634 48,888
Diluted 48,842 49,036 48,832 49,035

Cal-Maine Foods Reports Record Results for Third Quarter

2023

March 28, 2023
-END-
CAL-MAINE FOODS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)
(In thousands)

SUMMARY BALANCE SHEETS
February 25, 2023 May 28, 2022
ASSETS
Cash and short-term investments $ 645,032 $ 174,513
Receivables, net 249,867 219,404
Inventories, net 290,869 263,316
Prepaid expenses and other current assets 7,599 4,286
Current assets 1,193,367 661,519
Property, plant and equipment, net 712,512 677,796
Other noncurrent assets 86,604 88,174
Total assets $ 1,992,483 $ 1,427,489
LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued expenses $ 205,340 $ 148,018
Dividends payable 107,720 36,656
Current liabilities 313,060 184,674
Deferred income taxes and other liabilities 144,535 138,470
Stockholders' equity 1,534,888 1,104,345
Total liabilities and stockholders' equity $ 1,992,483 $ 1,427,489